Exhibit 99.1

ENTERTAINMENT PROPERTIES TRUST PRICES OFFERING OF

SENIOR NOTES

Kansas City, MO. June 25, 2010 – Entertainment Properties Trust (NYSE:EPR) (the “Company”) announced today that it has priced its offering of $250 million in aggregate principal amount of 7.750% senior notes due 2020 (the “notes”). The notes will be sold at a price equal to 98.290% of their principal amount. The notes will be guaranteed by certain of the Company’s subsidiaries. The offering is expected to close on June 30, 2010, subject to the satisfaction or waiver of customary closing conditions.

The Company intends to close a new $320 million unsecured revolving credit facility simultaneously with the offering. The Company intends to use the net proceeds from the offering and from the new unsecured revolving credit facility to repay the entire outstanding balance of its existing secured revolving credit facility, to repay in full its existing term loan credit facility, to repay in full its Toronto Dundas Square credit facility, and to pay fees and expenses associated with the early repayment of such facilities.

The notes will be offered only to qualified institutional buyers under Rule 144A under the Securities Act and to non-U.S. persons outside the United States under Regulation S under the Securities Act. The notes and related guarantees to be offered have not been registered under the Securities Act or the securities laws of any other place and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy the notes nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to Rule 135c of the Securities Act.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements may refer to our financial condition, results of operations, plans, objectives, acquisition or disposition of properties, future expenditures for development projects, capital resources, future financial performance and business. Forward-looking statements are not guarantees of performance. They involve numerous risks, uncertainties and assumptions. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “will be,” “continue,” “hope,” “goal,” “forecast,” “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans” “would,” “may” or other similar expressions contained or incorporated by reference herein. In addition, references to our budgeted amounts are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.